                                                                     EXHIBIT 4.6


--------------------------------------------------------------------------------


                             SERIES TRUST INDENTURE




                                     between




                            CABCO SERIES 200_-_ TRUST
                                   as Issuer,




                                       and




                        _______________________________,
                              as Indenture Trustee


                            for Notes, Series 200_-_


--------------------------------------------------------------------------------

                                                                     EXHIBIT 4.6


                      SERIES TRUST INDENTURE, SERIES 200_-_


                  This Series Trust Indenture (the "Series Trust Indenture") dated _______, __, 200_, by and between CABCO Series 200_-_ Trust , a [New York common law][Delaware statutory] trust (the "Issuer"), and ____________________, a ___________________ organized under the laws of the State of ___________________, as trustee and not in its individual capacity (the "Indenture Trustee") for [$]_____ Notes, Series 200_-_ (the "Notes"), incorporates by reference the Standard Terms and Provisions of the Trust Indenture (the "Standard Terms") attached as Schedule 1 hereto (the Series Trust Indenture and the Standard Terms are collectively referred to as the "Indenture"), and is governed by the Standard Terms as fully as if set forth herein at length. All capitalized terms not defined herein shall have the same meaning as set forth in the Standard Terms. Each party agrees to the terms herein for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Notes.


                              W I T N E S S E T H:


                  Section 1. The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Noteholders [and (only to the extent expressly provided herein) the Certificateholders], all of the Issuer's right, title and interest in, to and under (a) the [describe collateral securities or receivables]; (b) all rights under the [describe Swap Agreement, Related Agreements and Credit Enhancement Agreements]; (c) all right, title and interest in all funds on deposit from time to time in the Collection Account; and (d) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral Obligations").

                  The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

                  The Indenture Trustee, as trustee on behalf of the Noteholders and (only to the extent expressly provided herein) the Certificateholders, acknowledges such Grant and accepts the trusts under this Indenture in accordance with the provisions of this Indenture.

                  Section 2. The Notes shall be issued in the classes and amounts set forth in Exhibit A hereto; shall have the standard terms set forth in the Standard Terms; and shall have the nonstandard terms set forth in Exhibit A hereto. Notes of any class of this series shall be issued in substantially the form of Note set forth for such class in Appendix A to the Standard Terms. The Notes shall be limited obligations of the Issuer payable solely from payments received by the Issuer attributable to the Collateral Obligations.


                  Section 3. __________________, as trustee of the Issuer (the "Owner Trustee") [and __________________, Delaware, as Delaware trustee of the Issuer (the "Delaware Trustee") each] hereby authorizes the Indenture Trustee to execute and deliver a letter of representations with respect to the Notes, in the form customarily provided to DTC, from the Owner Trustee and the Indenture Trustee to DTC, dated the date of delivery of the Notes (the "Letter of Representations").

                                                                     Exhibit 4.6

                  [Section 4. Insert provisions relating to foreign currency notes, indexed notes, multi-currency notes, redemption and put options, if applicable.]

                  [Section 5. If voting rights are to be allocated other than by Outstanding Amount of the Notes, specify (modifying Section 5.2(b).]

                  [Section 6. Describe extent, if any, to which voting under
Section 5.11 will be by Class or otherwise.]

                  [Section 7. Describe extent, if any, to which Section 8.4 is amended to provide for alternative waterfall.]

                  [Section 8. Describe any additional accounts to be created by the Indenture Trustee (Section 8.2). If Indenture Trustee is to be appointed Paying Agent of the Owner Trustee, provide for such appointment.]

                  [Section 9. Insert provision, as applicable, for annual compliance statement of independent public accountants.]

                  [Section 10. Insert provision for relevant information related to the moneys paid to the Noteholders, relevant information related to the moneys distributed to the Certificateholders, and any other related information that may be relevant to the Noteholders, as provided in Section 6.6 of the Standard Terms.]

                  [Section 11. Specify higher rating, if any, required for institution with which Designated Accounts are held (Section 8.2).]

                  IN WITNESS WHEREOF, the parties hereto have caused this Series Trust Indenture to be executed by their respective duly authorized officers or Authorized Signatories as of the date first above written.

                                         CABCO SERIES 200_-_ TRUST


                                         By: __________________,
                                             not in its individual capacity
                                             but solely as Owner Trustee under
                                             the Trust Agreement



                                             By:________________________________
                                             Authorized Signatory


                                             By: _______________________________
                                             not in its individual capacity but
                                             solely as Indenture Trustee


                                         By:____________________________________
                                         Authorized Signatory

                                                                     EXHIBIT 4.6


       Exhibit A    --   Description of the Collateral Obligations and the Notes

       Appendix A   --   Form of Note

       Schedule 1   --   Standard Terms and Provisions of Trust Indenture

                                                                     EXHIBIT 4.6


                                                                       EXHIBIT A
                                                       TO SERIES TRUST INDENTURE

      DESCRIPTION OF THE COLLATERAL OBLIGATIONS AND THE NOTES; DESCRIPTION
                     OF CERTAIN TERMS USED IN THE INDENTURE

Part I -- Description of the Collateral Obligations

Issuer:
Underlying Securities:

     -

[Range of] Original Issue Date[s]:
Original Principal:
[Range of Scheduled] Final Payment Date[s]:
CUSIP Number[s]:
[Range of] Underlying Securities Interest Rate[s]:
Record Dates:
Interest Payment Dates:
Securities Agreements:
[Redemption/Put/Call/Other Features]:
First Call Date:
[Denominations; Underlying Securities Currency]:
[Amortization][Accumulation]:
Priority:
[Collateral Obligations][Unsecured Obligations]:
[Closing Date][Cut-off Date]:
Rating[s]:
Other:


Part II -- Description of the Notes

Classes of Notes:

Initial Aggregate Principal Balance
     of Class ____ Notes, Series 200_-_:                      [$]_______________

Initial Aggregate Principal Balance
     of Class ____ Notes, Series 200_-_:                      [$]_______________

Initial Aggregate Principal Balance
     of Class ____ Notes, Series 200_-_:                      [$]_______________

Final Call Date:
Final Scheduled Maturity Date:
Interest Rate [by Class]:
Original Issue Date [by Class]:
Specified Currency:

                                                                     EXHIBIT 4.6


Exchange Listing:
Ratings:



                                                           Aggregate
 Item                                     CUSIP            Principal          Minimum Offered
Number              Due Date             Number         Balance Offered        Denominations         Call Date
------              --------             ------         ---------------        -------------         ---------




                                                           Aggregate
 Item                                     CUSIP            Principal          Minimum Offered
Number              Due Date             Number         Balance Offered         Denominations        Call Date
------              --------             ------         ---------------         -------------        ---------




                                                           Aggregate
 Item                                    CUSIP             Principal          Minimum Offered
Number              Due Date             Number         Balance Offered        Denominations         Call Date
------              --------             ------         ---------------        -------------         ---------




                                                                     EXHIBIT 4.6


Part III -- Description of Certain Terms used in the Indenture


Business Day (Section 1.1)                                          [Set out appropriate Business Day definition]

Certificates (Section 1.1)                                          [List Classes of Certificates issued under Trust
                                                                    Agreement]

Closing Date (Section 1.1)                                          _____ __, 200_.

Record Date for Payments and Redemptions (Section 1.1)

Distribution Dates (Section 1.1)                                    _____ __, _____ __, _____ __, and _____ __ of each
                                                                    year, commencing _____ __, 200_.

Interest Payment Amount (Form of Note)

Due Date for Annual                                                 On or before __________ of each year beginning _____,
Statement as                                                        200_, dated as of _____ __ of such year.
to Compliance (Section 3.9)

Due Date For Opinions as                                            On or before ________ in each calendar year, beginning
to Trust Estate (Section 3.6)                                       _____ 200_.

Due Date for Reports                                                Each _____, __, beginning with _____ __, 200_.
By Trustee (Section 7.4)

Final Scheduled                                                     ___________________, 200_.
Distribution Date (Section 1.1)

Indenture (Section 1.1)                                             Indenture for Notes, Series 200_-_, dated as of _____,
                                                                    200_, between the Issuer and _______, as Indenture
                                                                    Trustee.

Issuer (Section 1.1)                                                CABCO Series 200_-_ Trust

Minimum Denomination (Section 1.1)                                  [$]____________

Note Principal Balance (Section 2.3)                                [$]____________

Notes (Section 1.1)                                                 [List Classes of Notes issued under Indenture]

Rating Agency (Section 1.1)

Trust Agreement (Section 1.1)                                       Trust Agreement dated as of _____ __, 200_, between
                                                                    Corporate Asset Backed  Corporation, as Depositor, and
                                                                    ________, as Owner Trustee.

Basic Documents (Section 1.1)

Corporate Trust Office (Section 1.1)

                                                                     EXHIBIT 4.6


Address(es) for Notices to the Issuer (Section 11.4)
Fiscal Year (Section 7.3)

                                                                     EXHIBIT 4.6


                                            APPENDIX A TO SERIES TRUST INDENTURE

                                  FORM OF NOTE

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            CABCO SERIES 200_-_ TRUST

                                ___________ NOTE
               (ISSUABLE IN MULTIPLES OF THE MINIMUM DENOMINATION)

                     [Description of Collateral Obligations]
                             [Description of Level of Subordination, if any]

No.:____________________                        Principal Balance: [$]__________
Distribution Date:____________________
Interest Payment Amount:____________________
CUSIP No.:____________________                  Last Maturity Date:__________
Initial Call Date:____________________

                  CABCO Series 200_-_ Trust, a __________ trust organized and existing under the laws of the State of __________ (herein referred to as the "Issuer", which term includes any successor to the Issuer under the Indenture), for value received, hereby promises to pay to Cede & Co., or registered assigns, all [principal payments and] interest payments due on the above-referenced Collateral Obligations (the "Collateral Obligations") on each Distribution Date with respect to the Principal Balance and the Interest Payment Amount hereof payable in accordance with the Indenture, prior to the occurrence of an Event of Default under the Indenture and a declaration that the Notes are due and payable (such date, and each other date specified in the Indenture for early redemption of the Notes, a "Redemption Date") . The amounts payable on this Note shall be payable from the Collection Account pursuant to Section 3.1 of the Indenture. The sole obligors with respect to each payment in respect of the Principal Balance hereof and the Interest Payment Amount are the issuers or obligors of the Collateral Obligations (and any other entities obligated to make payments to such Persons for their trustees or other applicable fiduciaries) with respect to the Collateral Obligations.

                  Payments in respect of the Principal Balance of this Note and of the Interest Payment Amount shall be due and payable on each Distribution Date, and on each Redemption Date, and shall be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on each Record Date, which date shall be [specify Record Date(s)] or if Definitive Notes are issued, the last day of the preceding Interest Accrual Period (whether or not a Business Day), as the case may be, next preceding such Distribution Date or Redemption Date. If any Distribution Date or Redemption Date falls on a day that is not a Business Day, it shall be postponed to the following Business Day.

                                                                     EXHIBIT 4.6


                  If this Note is issued in the form of a Book-Entry Note, payments in respect of the Principal Balance and Interest Payment Amount of this Note shall be made in immediately available funds to the Clearing Agency or its nominee (initially such nominee to be Cede & Co.). If this Note is issued in certificated form, payments in respect of the Principal Balance and Interest Payment Amount of this Note shall be made at the corporate trust office of the Indenture Trustee in The City of New York, New York, maintained for such purpose, and at any other office or agency maintained by the Issuer for such purpose, in such coin or currency [of the United States of America as at the time of payment is legal tender for payment of public and private debts] [as herein prescribed]; provided, however, that at the option of the Issuer payments in respect of the Principal Balance and Interest Payment Amount of this Note may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register, without requiring that this Note be submitted for notation of payment. Any reduction in the Principal Balance of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid Principal Balance of this Note on a Distribution Date or Redemption Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who is the Registered Holder hereof as of the Record Date preceding such Distribution Date or Redemption Date by notice sent in accordance with Section 2.8(d) of the Indenture, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York City.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually by its Authorized Officer or Authorized Signatory.

Date:                      CABCO SERIES 200_-_ TRUST


                                By:  [__________________], not in its individual
                                     capacity but solely as Owner Trustee
                                     under the Trust Agreement


                                     By:____________________________________
                                             Responsible Officer or Authorized
                                             Signatory
                                             Name:
                                             Title:

                                                                     EXHIBIT 4.6


                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                By:  [Indenture Trustee]
                                     not in its individual capacity but
                                     solely as Indenture Trustee

                                     By:____________________________________
                                         Responsible Officer
                                         Name:
                                         Title:

                                                                     EXHIBIT 4.6


                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer designated as its __________ Notes (herein called the "Notes"), pursuant to the terms of a Series Trust Indenture, (the "Indenture") dated as of __________, consisting of a Series Trust Indenture together with the Standard Terms and Provisions of Trust Indenture appended thereto together with all other exhibits, schedules, appendices, supplements and amendments thereto between the Issuer and ____________________, as Indenture Trustee (herein called the "Indenture Trustee", which term includes any successor trustee under the Indenture), pursuant to which this and other Notes have been issued. The aggregate Principal Balance of the Notes is ___________. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

                  All terms used and not otherwise defined in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

                  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  The Notes issued pursuant to the Indenture and will be equally and ratably secured by the Collateral Obligations pledged as security therefor as provided in the Indenture.

                  Upon the occurrence of an Event of Default and a declaration under the Indenture that the Notes are immediately due and payable (i) Noteholders will be entitled to ratable repayment of principal on the basis of their respective unpaid Principal Balances and (ii) repayment in full of the accrued interest on and unpaid Principal Balances of the Notes will be made prior to any further payment of interest on the Certificates in respect of the Certificate Principal Balance.

                  Notwithstanding the foregoing, the entire Principal Balance of this Note shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders representing not less than 25% of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All payments in respect of the Principal Balance hereof shall be made pro rata to the Noteholders.

                  [Describe redemption or put option, if any.]

                  [Include provisions relating to foreign currency notes, indexed notes, multi-currency notes, if any.]

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assignee of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided

                                                                     EXHIBIT 4.6


by applicable law, for any unpaid consideration for stock, unpaid capital contribution of failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Depositor or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor or the Issuer.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of Noteholders representing a majority of the Outstanding Amount of all the Notes. The Indenture also contains provisions permitting Noteholders representing not less than a majority of the Outstanding Amount of the Notes, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Indenture Trustee written notice of a continuing Event of Default, the Holders of not less than 25% of the Outstanding Amounts of the Notes shall have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Indenture Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority of the Outstanding Amount of the Notes a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

                  No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in New

                                                                     EXHIBIT 4.6


York City or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate Principal Balance will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Prior to the due presentment of registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer of the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Notes are issuable only in registered form without coupons in denominations of _________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate Principal Balance of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Depositor, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                  The principal of and interest of this Note are payable in such coin or currency of [the United States of America][specify other] [which, at the time of payment, is legal tender for payment of public and private debts].

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                                                     EXHIBIT 4.6


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                       By:  [Indenture Trustee]
                                            not in its individual capacity but
                                            solely as Indenture Trustee

                                            By:_________________________________
                                                Responsible Officer
                                                Name:
                                                Title:

                                                                     EXHIBIT 4.6


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

________________________________________________________________________________
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Date: ____________________________           ___________________________________

                                             Signature Guaranteed:

                                             ___________________________________



______________
NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT 4.6


                                                                      SCHEDULE 1
                                                       TO SERIES TRUST INDENTURE


--------------------------------------------------------------------------------

                STANDARD TERMS AND PROVISIONS OF TRUST INDENTURE

                                     between

               THE TRUST SPECIFIED IN THE SERIES TRUST INDENTURE,
                                    as Issuer

                                       and




         THE TRUSTEE SPECIFIED IN THE APPLICABLE SERIES TRUST INDENTURE,
                              as Indenture Trustee


--------------------------------------------------------------------------------



     Relating to Notes of the Series specified in the Series Trust Indenture

                                                                     EXHIBIT 4.6


                 RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                     ACT OF 1939 AND INDENTURE PROVISIONS(1)

Trust Indenture
  Act Section                                                Indenture Section
---------------                                              -----------------
       310 (a)(1)..........................................        6.11
           (a)(2)..........................................        6.11
           (a)(3)..........................................        6.10
           (a)(4)..........................................     Not Applicable
           (a)(5)..........................................        6.1(g)
           (b).............................................        6.8(a)(1), 6.11
           (c).............................................     Not Applicable

       311 (a).............................................        6.12
           (b).............................................        6.12
           (c).............................................        Not
           applicable

       312 (a).............................................        7.1,7.2(a)
           (b).............................................        7.2(b)
           (c).............................................        7.2(c)

      313 (a)..............................................        7.4
           (b).............................................        7.4
           (c).............................................        7.4
           (d).............................................        7.4

      314 (a)..............................................        3.9, 7.3(a)
           (b).............................................        3.6
           (c)(1)..........................................        2.10, 8.5(b), 11.1(a)
           (c)(2)..........................................        2.10, 8.5(b), 11.1(a)
           (c)(3)..........................................        2.10, 8.5(b), 11.1(a)
           (d)(1)..........................................        2.10, 8.5(b), 11.1(b)
           (d)(2)..........................................        11.1(b)
           (d)(3)..........................................     Not Applicable
           (e).............................................        11.1(a)

       315 (a).............................................        6.1(b)
           (b).............................................        6.5
           (c).............................................        6.1(a)
           (d).............................................        6.1(c)
           (d)(1)..........................................        6.1(c)(i)
           (d)(2)..........................................        6.1(c)(ii)
           (d)(3)..........................................        6.1(c)(iii)
           (e).............................................        5.13

----------
(1) This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

                                                                     EXHIBIT 4.6

      316(a)(1)............................................        5.11, 5.12
      316(a)(2)............................................     Not Applicable
      316(b)...............................................        5.7
      316(c)...............................................        1.1

      317(a)...............................................        5.3
      317(b)...............................................        3.3

      318(a)...............................................        11.7

                                                                     EXHIBIT 4.6


                                TABLE OF CONTENTS

                                ARTICLE I
                DEFINITION AND INCORPORATION BY REFERENCE

SECTION 1.1    Definitions...................................................................  1
SECTION 1.2    Other Definitional Provisions.................................................  8
SECTION 1.3    Incorporation by Reference of Trust Indenture Act.............................  8

                               ARTICLE II
                                THE NOTES
SECTION 2.1    The Notes.....................................................................  8
SECTION 2.2    Form..........................................................................  8
SECTION 2.3    Execution; Authentication and Delivery........................................  9
SECTION 2.4    Original Notes................................................................  9
SECTION 2.5    Registration; Registration of Transfer and Exchange of Notes..................  10
SECTION 2.6    Mutilated, Destroyed, Lost or Stolen Notes....................................  11
SECTION 2.7    Persons Deemed Noteholders....................................................  12
SECTION 2.8    Payment of Principal and Interest.............................................  12
SECTION 2.9    Cancellation of Notes.........................................................  12
SECTION 2.10   Release of Collateral Obligations.............................................  13
SECTION 2.11   Book-Entry Notes..............................................................  13
SECTION 2.12   Notices to Clearing Agency....................................................  13
SECTION 2.13   Definitive Notes..............................................................  14
SECTION 2.14   Depositor as Noteholder.......................................................  14
SECTION 2.15   Tax Treatment.................................................................  14

                               ARTICLE III
                                COVENANTS
SECTION 3.1    Payment of Principal and Interest.............................................  14
SECTION 3.2    Maintenance of Agency Office..................................................  14
SECTION 3.3    Money for Payment to Be Held in Trust.........................................  15
SECTION 3.4    Existence.....................................................................  16
SECTION 3.5    Protection of Trust Estate; Acknowledgement of Pledge.........................  16
SECTION 3.6    Opinions as to Trust Estate...................................................  17
SECTION 3.7    Performance of Bond...........................................................  17
SECTION 3.8    Negative Covenants............................................................  18
SECTION 3.9    Annual Statement as to Compliance.............................................  18
SECTION 3.10   Consolidation, Merger, etc., of Issuer; Disposition of Trust Assets...........  18
SECTION 3.11   Successor or Transferee.......................................................  20
SECTION 3.12   No Other Business.............................................................  20
SECTION 3.13   No Borrowing..................................................................  20
SECTION 3.14   Guarantees, Loans, Advances and Other Liabilities.............................  20
SECTION 3.15   Capital Expenditures..........................................................  20
SECTION 3.16   Restricted Payments...........................................................  21
SECTION 3.17   Notice of Events of Default...................................................  21
SECTION 3.18   Further Instruments and Acts..................................................  21
SECTION 3.19   Representations and Warranties by the Issuer to the Indenture Trustee.........  21

                               ARTICLE IV
                       SATISFACTION AND DISCHARGE

SECTION 4.1    Satisfaction and Discharge of Indenture.......................................  21

                                                                     EXHIBIT 4.6


SECTION 4.2    Application of Trust Money....................................................  22
SECTION 4.3    Repayment of Moneys Held by Paying Agent......................................  23

                                ARTICLE V
                          DEFAULT AND REMEDIES
SECTION 5.1    Events of Default.............................................................  23
SECTION 5.2    Acceleration of Maturity; Rescission and Annulment............................  24
SECTION 5.3    Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.....  24
SECTION 5.4    Remedies; Priorities..........................................................  26
SECTION 5.5    Optional Preservation of the Collateral Obligations...........................  27
SECTION 5.6    Limitation of Suits...........................................................  27
SECTION 5.7    Unconditional Rights of Noteholders to Receive Principal and Interest.........  28
SECTION 5.8    Restoration of Rights and Remedies............................................  28
SECTION 5.9    Rights and Remedies Cumulative................................................  28
SECTION 5.10   Delay or Omission Not a Waiver................................................  29
SECTION 5.11   Control by Noteholders........................................................  29
SECTION 5.12   Waiver of Past Defaults.......................................................  29
SECTION 5.13   Undertaking for Costs.........................................................  30
SECTION 5.14   Waiver of Stay or Extension Laws..............................................  30
SECTION 5.15   Action on Notes...............................................................  30
SECTION 5.16   Performance and Enforcement of Certain Collateral Obligations.................  30

                               ARTICLE VI
                          THE INDENTURE TRUSTEE

SECTION 6.1    Duties of Indenture Trustee...................................................  31
SECTION 6.2    Rights of Indenture Trustee...................................................  32
SECTION 6.3    Indenture Trustee May Own Notes...............................................  32
SECTION 6.4    Indenture Trustee's Disclaimer................................................  32
SECTION 6.5    Notice of Defaults............................................................  32
SECTION 6.6    Reports by Indenture Trustee..................................................  33
SECTION 6.7    Compensation; Indemnity.......................................................  33
SECTION 6.8    Replacement of Indenture Trustee..............................................  34
SECTION 6.9    Merger or Consolidation of Indenture Trustee..................................  34
SECTION 6.10   Appointment of Co-Indenture Trustee or Separate Indenture Trustee.............  35
SECTION 6.11   Eligibility; Disqualification.................................................  36
SECTION 6.12   Preferential Collection of Claims Against Issuer..............................  36
SECTION 6.13   Representations and Warranties of Indenture Trustee...........................  36
SECTION 6.14   Indenture Trustee May Enforce Claims Without Possession of Notes..............  37
SECTION 6.15   Suit for Enforcement..........................................................  37
SECTION 6.16   Rights of Noteholders to Direct Indenture Trustee.............................  37

                                                                     EXHIBIT 4.6


                               ARTICLE VII
                     NOTEHOLDERS' LISTS AND REPORTS

SECTION 7.1    Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders........  37
SECTION 7.2    Preservation of Information, Communications to Noteholders....................  38
SECTION 7.3    Reports by Issuer.............................................................  38
SECTION 7.4    Reports by Indenture Trustee..................................................  39

                              ARTICLE VIII
                  ACCOUNTS, DISBURSEMENTS AND RELEASES

SECTION 8.1    Collection of Money...........................................................  39
SECTION 8.2    Designated Accounts...........................................................  39
SECTION 8.3    The Collateral Account........................................................  40
SECTION 8.4    Application of Funds..........................................................  40
SECTION 8.5    Release of Trust Estate.......................................................  41

                               ARTICLE IX
                         SUPPLEMENTAL INDENTURES

SECTION 9.1    Supplemental Indentures Without Consent of Noteholders........................  41
SECTION 9.2    Supplemental Indenture With Consent of Noteholders............................  43
SECTION 9.3    Execution of Supplemental Indentures..........................................  44
SECTION 9.4    Effect of Supplemental Indenture..............................................  44
SECTION 9.5    Conformity with Trust Indenture Act...........................................  44
SECTION 9.6    Reference in Notes to Supplemental Indentures.................................  44

                                ARTICLE X
                           REDEMPTION OF NOTES

SECTION 10.1   Redemption....................................................................  44
SECTION 10.2   Notice of Redemption..........................................................  45
SECTION 10.3   Liquidation of Collateral Obligations Upon Certain Events.....................  45

                               ARTICLE XI
                              MISCELLANEOUS

SECTION 11.1   Compliance Certificates and Opinions, etc.....................................  46
SECTION 11.2   Form of Documents Delivered to Indenture Trustee..............................  48
SECTION 11.3   Acts of Noteholders...........................................................  48
SECTION 11.4   Notices, etc., to Indenture Trustee, Issuer and Rating Agency.................  49
SECTION 11.5   Notices to Noteholders; Waiver................................................  49
SECTION 11.6   Alternate Payment and Notice Provisions.......................................  50
SECTION 11.7   Conflict with Trust Indenture Act.............................................  50
SECTION 11.8   Effect of Headings and Table of Contents......................................  50
SECTION 11.9   Successors and Assigns........................................................  50
SECTION 11.10  Separability..................................................................  50
SECTION 11.11  Benefits of Indenture.........................................................  50
SECTION 11.12  Legal Holidays................................................................  51
SECTION 11.13  Governing Law.................................................................  51
SECTION 11.14  Counterparts..................................................................  51
SECTION 11.15  Recording of Indenture........................................................  51
SECTION 11.16  No Recourse...................................................................  51
SECTION 11.17  No Petition...................................................................  51

                                                                     EXHIBIT 4.6


                STANDARD TERMS AND PROVISIONS OF TRUST INDENTURE

                  This document constitutes Standard Terms and Provisions of Trust Indenture (these "Standard Terms") which are to be incorporated by reference in, and attached as Schedule 1 to, one or more Series Trust Indentures by and between the trust identified in the applicable Series Trust Indenture, as Issuer, and the Indenture Trustee identified in the applicable Series Trust Indenture, as Indenture Trustee.

                  These Standard Terms shall be of no force and effect unless and until incorporated by reference into a particular Series Trust Indenture.

                  Each particular Series Trust Indenture creates a trust indenture under the laws of the State of New York to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes (as defined herein), and to secure compliance with the provisions of the Series Trust Indenture.

                  The following terms and provisions shall govern the Notes, subject to contrary terms and provisions expressly set forth in a Series Trust Indenture, which contrary terms and provisions shall control; provided, that no such term or provisions of the Series Trust Indenture may limit, qualify or conflict with Section 11.7 hereof.

                                    ARTICLE I
                    DEFINITION AND INCORPORATION BY REFERENCE

     SECTION 1.1 Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture.

                  "Act" means any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders.

                  "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meaning correlative to the foregoing.

                  "Agency Office" has the meaning specified in Section 3.2.

                  "Authorized Officer" means, with respect to the Issuer, any officer within the Corporate Trust Office of the Owner Trustee, including any Senior Vice President, Vice President, Assistant Vice President, Secretary, Assistant Secretary, or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), or, if and for so long as the United States Trust Company of New York acts as agent of the Owner Trustee, any officer holding an equivalent position within the United States Trust Company of New York and identified on such list.

                                                                     EXHIBIT 4.6


                  "Authorized Signatory" means, in relation to the Owner Trustee or the Issuer, any Person authorized from time to time to execute documents or agreements, authenticate certificates or otherwise act for and on behalf of the Owner Trustee or the Issuer from time to time, and who is identified on the list of Authorized Signatories delivered by Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

                  "Basic Documents" means the Trust Agreement and this Indenture, and any other documents specified in the Series Trust Indenture.

                  "Book-Entry Notes" means Notes, ownership and transfer of which is made through book entries by a Clearing Agency and its participants as described in Section 2.11.

                  "Business Day" has the meaning set forth in the Series Trust Indenture.

                  "Calculation Agent" means the Person identified as such in the Swap Agreement.

                  "Certificate" means a certificate of a class of certificates identified in the Series Trust Indenture, which Certificate has been issued by the Issuer pursuant to the Trust Agreement.

                  "Certificate Principal Balance" equals initially that amount set forth and designated as such (or set forth and designated as the Notional Amount of the Certificates) in the Trust Agreement, and thereafter, such amount, as reduced by all amounts allocable to principal previously distributed to Certificateholders.

                  "Class" means Notes having the same terms and conditions and the same relative rights and interests, as specified in the Series Trust Indenture.

                  "Clearing Agency" means an organization registered as "clearing agency" pursuant to Section 17A of the Exchange Act.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" means the date set forth and designated as such in the Series Trust Indenture.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

                  ""Collateral Account" means the collateral account established pursuant to Section 8.2 of this Indenture.

                  "Collateral Obligations" means the underlying securities listed in the Series Trust Indenture, together with the Issuer's rights under the Swap Agreement, any Related Agreement and any Credit Enhancement Agreement.

                  "Collection Account" means the collection account established pursuant to Section 8.2 of this Indenture.

                  "Commission" means the Securities and Exchange Commission.

                                                                     EXHIBIT 4.6


                  "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, as specified in the Series Trust Indenture; or such other office as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Certificateholders, the Owner Trustee and the Rating Agency, or the principal corporate trust office of any successor Indenture Trustee (in which case the successor Indenture Trustee will notify the Noteholders, the Certificateholders, the Owner Trustee and the Rating Agency of the address of such office).

                  "Credit Enhancement Agreement" means any guarantee, insurance policy, collateral arrangement or other forms of credit enhancement specified as a Credit Enhancement Agreement in the Series Trust Indenture.

                  "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "Definitive Notes" has the meaning specified in Section 2.13.

                  "Delaware Trustee" means, if the Issuer is a Delaware Trust, the trustee specified as the Delaware Trustee in the Series Trust Indenture.

                  "Designated Accounts" means the Collateral Account and the Collection Account and such other accounts as may be created pursuant to Section
8.2 of this Indenture.

                  "Depositor" means Corporate Asset Backed Corporation, a Delaware corporation, and any permitted successor or assignee.

                  "Distribution Date" means any one of the dates set forth and designated as Distribution Dates in the Series Trust Indenture upon which payments in respect of the Notes or the Certificates shall be due and payable.

                  "DTC" means The Depository Trust Company.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Event of Default" has the meaning specified in Section 5.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Executive Officer" means with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

                  "Final Call Date" means the date specified as such in Exhibit A to the Series Trust Indenture.

                  "Final Scheduled Distribution Date" means the date set forth and designated as such in the Series Trust Indenture, which shall be the Distribution Date upon which the entire unpaid Principal Balance of the Notes shall be due and payable.

                  "First Call Date" means the date specified as such in the Series Trust Indenture.

                                                                     EXHIBIT 4.6


                  "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a Lien upon and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral Obligations or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral Obligations and all other moneys payable thereunder, to give and receive notices and other communications to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register.

                  "Indenture" means the trust indenture consisting of the Series Trust Indenture into which is incorporated by reference these Standard Terms, including all exhibits, schedules, appendices, supplements and amendments to each.

                  "Indenture Trustee" means the Indenture Trustee identified as such in the Series Trust Indenture, and any successor qualifying under Section
6.11 of this Indenture.

                  "Independent Certificate" means a certificate of a non-affiliated accountant, engineer, appraiser or other expert as required by the TIA.

                  "Interest Accrual Period" means, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first such Distribution Date, the Closing Date) to but excluding such Distribution Date.

                  "Issuer" means the trust created pursuant to the Trust Agreement and identified as the Issuer in the Series Trust Indenture.

                  "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                  "Letter of Representations" means the Letter of Representations, dated the Closing Date, from the Indenture Trustee and the Owner Trustee to DTC, as Clearing Agency, with respect to the Notes.

                  "Lien" means a security interest, lien, charge, pledge, equity, mortgage or encumbrance of any kind.

                  "Moody's" means Moody's Investors Service, Inc., and any successor thereto.

                  "Note" means a note of a class of Notes identified in the Series Trust Indenture, which note is issued by the Issuer pursuant to this Indenture.

                  "Note Depositary" means the Clearing Agency, or any nominee thereof, in whose name any Global Notes are registered.

                  "Note Owner" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency

                                                                     EXHIBIT 4.6


Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.5.

                  "Obligations Payment Date" means each date upon which payments in respect of the Swap Agreement, the Related Agreements or the Credit Enhancement Agreements are due and payable, exclusive of the Closing Date.

                  "Officer's Certificate" means a certificate signed by any Authorized Officer or Authorized Signatory of the Issuer and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer or Authorized Signatory of the Issuer.

                  "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Owner Trustee and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee, shall comply with any applicable requirements of Section 11.1 of this Indenture, and shall be in form and substance satisfactory to the Indenture Trustee.

                  "Original Note" means notes executed by the Trustee in substantially the form set forth in Appendix A, in accordance with the provisions set out in Section 2.4, to be registered in the name of Cede & Co., as nominee of DTC.

                  "Outstanding" means, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                           (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

                           (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made); and

                           (iii) Notes in exchange for which or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a protected purchaser;

provided that in determining whether the Noteholders have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, the Depositor, the Indenture Trustee or any Affiliate of any of foregoing Persons shall be disregarded and for purposes of determining the requisite Outstanding Amount of Notes shall be deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded.

                  "Outstanding Amount" means the aggregate Principal Balance of all Notes outstanding at the date of determination.

                                                                     EXHIBIT 4.6


                  "Owner Trustee" means the Owner Trustee specified in the Series Trust Indenture and any successor qualifying under Section 7.14 of the Trust Agreement.

                  "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 and is authorized by the Issuer to make the payments to and distributions from the Collection Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

                  "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan" has the meaning specified in Section 2.5(i).

                  "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.6 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "Principal Balance" means, initially, with respect to each Class, that amount identified as the initial note principal balance with respect to such Class in the Series Trust Indenture, and, thereafter, such initial balance as reduced by all amounts allocable to principal previously distributed to Noteholders holding Notes of that Class.

                  "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

                  "Rating Agency" means the credit rating agency identified in the Series Trust Indenture. If more than one credit rating agency is identified in the Series Trust Indenture, any reference herein to "Rating Agency" shall be deemed to include each such credit rating agency. If such organization or successor is no longer in existence, "Rating Agency" shall be a United States nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Indenture Trustee.

                  "Rating Agency Condition" means, (i) with respect to any specified action, that the Rating Agency shall have been given 10 days prior notice thereof and that the Rating Agency shall have notified the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes, and (ii) in the case of the extension of the maturity of any Notes, that the Rating Agency shall have been given 10 days prior notice of the election of all or a portion of the Noteholders to extend the maturity of their Notes, and that the Rating Agency shall have notified the Indenture Trustee in writing that the Notes, upon the extension of their maturity, will maintain a rating at least as high as the then current rating of the Notes prior to the extension of their maturity.

                  "Record Date" shall, with respect to any Distribution Date or Redemption Date have the meaning specified in the Series Trust Indenture, and with respect to any right to vote or consent in relation to the control of the actions of the Indenture Trustee, or waive any rights hereunder or under any other instrument, shall be the later of (i) 30 days prior to the first solicitation of such vote, consent or waiver and (ii) the date of the most recent list of Noteholders furnished to the Indenture Trustee pursuant to the provisions of this Indenture prior to such solicitation.

                                                                     EXHIBIT 4.6


                  "Redemption Date" means any date set for the redemption of the Notes upon satisfaction of the conditions for early redemption.

                  "Redemption Price" means an amount equal to the unpaid Principal Balance of the Notes redeemed, plus accrued and unpaid interest thereon to but excluding the Redemption Date, and plus the redemption premium, if any.

                  "Registered Holder" means the Person in whose name a Note is a registered on the Note Register on the applicable Record Date.

                  "Related Agreements" means any agreement or arrangement specified as such in the Series Trust Indenture.

                  "Responsible Officer" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Series Trust Indenture" means the series trust indenture into which these Standard Terms are incorporated by reference, consisting of the provisions actually set forth in the pages of the Series Trust Indenture preceding and including its signature page, together with all exhibits thereto except these Standard Terms.

                  "Standard & Poor's" means Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

                  "Standard Terms" or "these Standard Terms" means this Schedule I, the Standard Terms and Provisions of Trust Indenture between the Issuer and the Indenture Trustee.

                  "Swap Agreement" means the swap agreement dated the Closing Date (including the schedule and confirmations relating thereto) between the Issuer and the Swap Counterparty, as the same may be amended and supplemented from time to time.

                  "Swap Counterparty" means the Swap Counterparty identified in the Series Trust Indenture and any permitted successor or assignee.

                  "Trust Agreement" means the trust agreement identified in the Series Trust Indenture, between the Depositor and the Owner Trustee., and if the Issuer is a Delaware statutory trust, the Delaware Trustee

                  "Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the Lien of this Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee pursuant to this Indenture), including all proceeds thereof.

                  "Trust Liquidation Event" means the occurrence of (a) an event of default, termination event or additional termination event under the Swap Agreement or a similar event under any Related Agreement or any Credit Enhancement Agreement and (b) any other event specified in the Trust Agreement as an event of default under the Trust Agreement.

                                                                     EXHIBIT 4.6


                  "TIA" means the Trust Indenture Act of 1939, as amended.

                  "UCC" means the Uniform Commercial Code, as in effect in New York, as amended from time to time.

                  SECTION 1.2 Other Definitional Provisions. Capitalized terms used in the Series Trust Indenture and not otherwise defined herein shall have the respective meanings assigned them in the Trust Agreement. All references in this Indenture to Articles, Sections, subsections, Schedules and Exhibits are to Articles, Sections, subsections, Schedules and Exhibits of these Standard Terms unless otherwise specified. All terms defined in the Series Trust Indenture shall have the defined meanings when used in any certificate, notice, Note or other document made or delivered pursuant hereto unless otherwise defined therein. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover both genders.

                  SECTION 1.3 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Notes.

                  "indenture trustee" means the Indenture Trustee.

                  "obligor" on the indenture securities means the Issuer, the Owner Trustee and any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by a Commission rule have the respective meanings assigned to them by such definitions.

                                   ARTICLE II
                                    THE NOTES

                  SECTION 2.1 The Notes. The Notes shall be issued in such Class or Classes as are specified in the Series Trust Indenture.

                  SECTION 2.2 Form.

                  (a) Each Note, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Appendix A to the Series Trust Indenture corresponding to such type of Note designated in the Series Trust Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                  (b) The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved boarders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                                                                     EXHIBIT 4.6


                  SECTION 2.3 Execution; Authentication and Delivery.

                  (a) Each Note shall be dated the date of its authentication, and shall be issuable as a registered Note in any authorized denomination set forth in the Series Trust Indenture.

                  (b) The Notes shall be executed on behalf of the Issuer by any of the Authorized Officers of the Issuer or the Authorized Signatories of the Owner Trustee. The signature of any such Authorized Officer or Authorized Signatory of the Notes may be manual or facsimile.

                  (c) Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers or Authorized Signatories of the Owner Trustee shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such office prior to the authentication and delivery of such Notes or did not hold such office at the date of such Notes.

                  (d) The Issuer shall execute and the Indenture Trustee, in exchange for the Collateral Obligations, simultaneously with the sale, assignment and transfer to the Indenture Trustee of the Collateral Obligations, shall cause to be authenticated and delivered to or upon the order of the Issuer, the Notes for original issue in an aggregate principal amount set forth with respect to each Class in the Series Trust Indenture. The aggregate Principal Balance of Notes of any Class Outstanding at any time may not exceed that amount except as provided in Section 2.6. Such Notes shall be duly authenticated by the Indenture Trustee, in authorized denominations.

                  (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form set forth in Exhibit A to the Series Trust Indenture, executed by the Indenture Trustee by manual signature of one of its Responsible Officers or Authorized Signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  (f) The Indenture Trustee may appoint an authenticating agent for purposes of authenticating and delivering the Notes.

                  SECTION 2.4 Original Notes.

                  (a) The Issuer shall execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, global Notes of each Class which are printed, lithographed, typewritten, mimeographed or otherwise produced, with such variations from the form of Note set forth in Exhibit A to the Series Trust Indenture as are consistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                  (b) Under the circumstances set forth in Section 2.13, the Issuer shall cause Definitive Notes to be prepared. After the preparation of Definitive Notes, the global Notes shall be exchangeable for Definitive Notes upon surrender of the global Notes at the Agency Office of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more global Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like Principal Balance of Definitive Notes of authorized denominations. Until so delivered in exchange, the global Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                                                                     EXHIBIT 4.6


                  SECTION 2.5 Registration; Registration of Transfer and Exchange of Notes.

                  (a) The Issuer shall cause to be kept a note register (the "Note Register") for the Notes in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of the Notes and the registration of transfers of the Notes. The Indenture Trustee shall initially be the note registrar (the "Note Registrar") for the purpose of registering the Notes and transfers of the Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

                  (b) If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location of the Note Register. The Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the name and addresses of the Noteholders and the principal amounts and number of such Notes.

                  (c) Upon surrender for registration of transfer of any Note at the Corporate Trust Office of the Indenture Trustee or the Agency Office of the Issuer (and following the delivery, in the former case, of such Notes to the Issuer by the Indenture Trustee), the Issuer shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same series and class in any authorized denominations, of a like aggregate Principal Balance.

                  (d) At the option of the Noteholder, Notes may be exchanged for other Notes of the same series and class in any authorized denominations, of a like aggregate Principal Balance, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee or the Agency office; provided, however, that in the latter case the Issuer agrees that such surrendered Notes shall be promptly delivered to the Indenture Trustee. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

                  (e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  (f) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such other documents as the Indenture Trustee may require.

                  (g) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.4 or
9.6 not involving any transfer.

                  (h) The preceding provisions of this Section 2.5 notwithstanding, the Issuer shall not be required to transfer or make exchanges, and the Note Registrar need not register transfers or

                                                                     EXHIBIT 4.6


exchanged, of Notes that: (i) have been selected for redemption pursuant to
Article X, if applicable; or (ii) are due for repayment within 15 days of submission to the Corporate Trust Office or the Agency Office.

                  (i) No Notes may be transferred to an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to ERISA, a plan (as defined in Section 4975(e)(1) of the Code, other than a governmental or church plan described in Section 4975(g)(2) or (3) of the Code) that is subject to
Section 4975 of the Code, a governmental or church plan that is subject to any federal, state or local law that is, to a material extent, similar to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or an entity whose underlying assets include "plan assets" by reason of any such plan's investment in the entity (excluding any entity registered under the Investment Company Act of 1940, as amended) (each, a "Plan"), or any person acting on behalf of a Plan.

                  (j) Each purchaser of Notes will be deemed to have represented, agreed and acknowledged, as applicable, that the purchaser is not a Plan.

                  SECTION 2.6 Mutilated, Destroyed, Lost or Stolen Notes.

                  (a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, the Issuer shall execute and upon the Issuer's request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of a like aggregate Principal Balance; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within 7 days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay to the Holder of such destroyed, lost or stolen Note the amount due and payable thereon when so due or payable or upon the Redemption Date without surrender thereof.

                  (b) If, after the delivery of a replacement Note or payment in respect of a destroyed, lost or stolen Note pursuant to subsection (a), a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from (i) any Person to whom it was delivered; (ii) the Person taking such replacement Note from the Person to whom such replacement Note was delivered; or
(iii) any assignee of such Person, except a protected purchaser, and the Issuer and the Indenture Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

                  (c) In connection with the issuance of any replacement Note under this Section 2.6, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including all fees and expenses of the Indenture Trustee) connected therewith.

                  (d) Any duplicate Note issued pursuant to this Section 2.6 in replacement for any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time or be enforced by any Person, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                                                                     EXHIBIT 4.6


                  (e) The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 2.7 Persons Deemed Noteholders. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the Noteholder for the purpose of receiving payments of principal of and interest on such Notes and for all other purposes whatsoever, whether or not such Notes be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

                  SECTION 2.8 Payment of Principal and Interest.

                  (a) Each Note of a series and class of Notes shall be entitled to payments of interest as provided in the form of Note for such series and class set forth in Appendix A, and such interest shall be payable on each Distribution Date as specified therein. Any installment of interest payable on any Note which is punctually paid or duly provided for by a deposit by or at the direction of the Issuer into the Collection Account shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the applicable Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided however, that, unless and until Definitive Notes have been issued pursuant to Section 2.13, with respect to Notes registered on the applicable Record Date in the name of the Note Depositary (initially, Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by the Note Depositary.

                  (b) The entire unpaid Principal Balance, if any, of the Notes shall be due and payable, if not previously paid, if

                  (i) an Event of Default shall have occurred and be continuing; and

                  (ii) the Indenture Trustee or the Noteholders representing not less than 25% of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in
         Section 5.2.

                  (c) Following an Event of Default and the acceleration of the Notes as aforesaid, except to the extent otherwise specifically provided herein,
(i) Noteholders will be entitled to ratable repayment of principal on the basis of their respective unpaid Principal Balances and (ii) repayment in full of the accrued interest on and unpaid Principal Balances of the Notes will be made prior to any further payment of interest or principal on the Certificates in respect of the Certificate Principal Balance.

                  (d) The Indenture Trustee shall notify each Noteholder of record as of the Record Date for a Distribution Date, of the fact that the final installment of principal of and interest on such Note is to be paid on such Distribution Date. Such notice shall be sent (i) on such Record Date by facsimile, if Book-Entry Notes are outstanding; or (ii) not later than 3 Business Days after such Record Date in accordance with Section 11.5(a), if Definitive Notes are outstanding, and shall specify that such final installment shall be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

                  SECTION 2.9 Cancellation of Notes. All Notes surrendered for payment, redemption, exchange or registration of transfer shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer

                                                                     EXHIBIT 4.6


may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.9, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, however, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

                  SECTION 2.10 Release of Collateral Obligations. Subject to Sections 8.4, 10.3 and 11.1, the Indenture Trustee shall release property from the Lien of this Indenture, including a release of property pursuant to Section 8.5, only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

                  SECTION 2.11 Book-Entry Notes. The Notes, upon original issuance, shall be issued in the form of a typewritten Original Note or Notes representing the Book-Entry Notes, to be delivered to DTC, the initial Clearing Agency, by or on behalf of the Issuer. Such Original Note or Notes shall be registered on the Note Register in the name of the Note Depositary, and no Note Owner shall receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.13. Unless and until the Definitive Notes have been issued to Note Owners pursuant to Section 2.13:

                  (a) the provisions of this Section 2.11 shall be in full force and effect;

                  (b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes and shall have no obligation to the Note Owners;

                  (c) to the extent that the provisions of this Section 2.11 conflict with any other provisions of this Indenture, the provisions of this
Section 2.11 shall control;

                  (d) the rights of the Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to
Section 2.13, the initial Clearing Agency shall make book-entry transfers between the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants, pursuant to the Letter of Representations; and

                  (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has (i) received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing respectively, such required percentage of the beneficial interest in the Notes; and (ii) delivered such instructions to the Indenture Trustee.

                  SECTION 2.12 Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to
Section 2.13, the Indenture Trustee shall give all such notices and

                                                                     EXHIBIT 4.6


communications specified herein to be given to Noteholders to the Clearing Agency and shall have no obligation to the Note Owners.

                  SECTION 2.13 Definitive Notes. If (i) the Depositor advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Issuer is unable to locate a qualified successor; (ii) the Depositor, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency; or (iii) after the occurrence of an Event of Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Indenture Trustee shall notify the Clearing Agency of the occurrence of any such event and of its intent to make definitive dully registered notes ("Definitive Notes") available to Note Owners, and shall request the surrender to the Indenture Trustee of the typewritten original Note or Notes representing the Book-Entry Notes by the Clearing Agency. Upon such surrender, accompanied by registration instructions from the Clearing Agency, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

                  SECTION 2.14 Depositor as Noteholder. Subject to the proviso set forth in the definition of "Outstanding" in Section 1.1, the Depositor in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not the Depositor.

                  SECTION 2.15 Tax Treatment. The Issuer and the Indenture Trustee, by entering into this Indenture, and the Noteholders, by acquiring any Notes or interests therein, (i) express their intention that the Note qualify under applicable tax law as indebtedness secured by the Collateral Obligations, and (ii) unless otherwise required by appropriate taxing authorities, agree to treat the Notes as indebtedness secured by the Collateral Obligations for the purpose of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income.

                                   ARTICLE III
                                    COVENANTS

                  SECTION 3.1 Payment of Principal and Interest. The Issuer shall duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. On each Distribution Date and on the Redemption Date, the Issuer shall cause all amounts on deposit in the Collection Account to be distributed in accordance with Section 8.4, less amounts properly withheld under the Code or applicable state law by any Person from a payment of interest and/or principal to any Person referred to in Section
8.4. Any amounts so withheld shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

                  SECTION 3.2 Maintenance of Agency Office. As long as any of the Notes remains outstanding, the Issuer shall maintain in the Borough of Manhattan, New York City, an office (the "Agency Office"), being an office or agency where Notes may be surrendered to the Issuer for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer shall give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such Agency Office. If at any time the

                                                                     EXHIBIT 4.6


Issuer shall fail to maintain any such Agency Office or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

                  SECTION 3.3 Money for Payment to Be Held in Trust.

                  (a) As provided in Section 8.2, all payments of amounts due and payable with respect to any Notes, Certificates, Swap Agreement, Related Agreement or Credit Enhancement Agreement that are to be made from amounts withdrawn from the Collection Account pursuant to Section 8.4 shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account for payments of Notes or any Certificates, Swap Agreement, Related Agreement or Credit Enhancement Agreement shall be paid over to the Issuer except as provided in this Section 3.3.

                  (b) On or before the Business Day next preceding each Distribution Date or the Redemption Date, the Issuer shall deposit or cause to be deposited in the Collection Account (unless such amount has been received directly by the Indenture Trustee) an aggregate sum sufficient to pay the amounts then becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) each of the Paying Agent (if such action or failure to act is known to it) and the Issuer shall promptly notify the Indenture Trustee of the Issuer's action or failure so to act.

                  (c) The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying Agent shall:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent for deposit by the Indenture Trustee in the Collection Account;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent in effect at the time of determination; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  (d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the

                                                                     EXHIBIT 4.6


Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  (e) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

                  SECTION 3.4 Existence. The Issuer shall keep in full effect its existence, rights and franchises as a trust under the laws of the State of its organization (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or territory of the United States of America, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral Obligations and each other instrument or agreement included in the Trust Estate.

                  SECTION 3.5 Protection of Trust Estate; Acknowledgement of Pledge. The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

                  (i) maintain or preserve the Lien (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iii) enforce any of the Collateral Obligations; or

                  (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties,

and the Issuer hereby designates the Indenture Trustee, its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this Section 3.5.

                                                                     EXHIBIT 4.6


                  SECTION 3.6 Opinions as to Trust Estate.

                  (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statement as are necessary to perfect and make effective the Lien of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such Lien effective.

                  (b) On or before the date set forth in the Series Trust Indenture in each calendar year, beginning on the date set forth in the Series Trust Indenture, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the Lien created by this Indenture and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such Lien. Such Opinion of Counsel shall also describe the details of the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the Lien of this Indenture until such date in the following fiscal year.

                  SECTION 3.7 Performance of Bond.

                  (a) The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture or such other instrument or agreement.

                  (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

                  (c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture in accordance with and within the time periods provided for herein and therein.

                  (d) Subject to Article IX, without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it shall not, without the prior written consent of the Indenture Trustee or the Holders of at least a majority in Outstanding Amount of the Notes, as applicable, in accordance with the terms thereof, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of the Collateral Obligations or the Basic Documents, or waive timely performance or observance by the Depositor under the Trust Agreement. If any such amendment, modification, supplement or waiver shall be so consented to by the

                                                                     EXHIBIT 4.6


Indenture Trustee or such Holders, as applicable, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

                  SECTION 3.8 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

                  (a) sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, except in accordance with Section 3.10(b) of this Indenture;

                  (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                  (c) voluntarily commence any insolvency, readjustment or debt, marshalling of assets and liabilities or other proceeding, or apply for an order by a court or agency or supervisory authority for the winding-up or liquidation of its affairs or any other event specified in Section 5.1(f); or

                  (d) permit (i) the validity or effectiveness of this Indenture to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby; (ii) any Lien charge, excise, claim, security interest, mortgage or other encumbrance (other than the Lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof; or (iii) the Lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate.

                  SECTION 3.9 Annual Statement as to Compliance. The Issuer shall deliver to the Rating Agency and the Indenture Trustee, not less than annually, an Officer's Certificate signed by an Authorized Officer or Authorized Signatory of the Owner Trustee, dated as of the date set forth in the Series Trust Indenture for such year, stating that:

                  (a) a review of the activities of the Issuer during such fiscal year and of the performance under this Indenture has been made under such Authorized Officer's supervision, or Authorized Signatory's supervision, as the case may be; and

                  (b) to the best of such Authorized Officer's knowledge, or Authorized Signatory's knowledge, as the case may be, based on such review, the Issuer has fulfilled all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to such Authorized Officer or Authorized Signatory and the nature and status thereof.

                  A copy of such certificate may be obtained by any Noteholder, without charge, upon a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee.

                  SECTION 3.10 Consolidation, Merger, etc., of Issuer; Disposition of Trust Assets.

                  (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                                                                     EXHIBIT 4.6


                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such merger or consolidation, no Default or Event of Default shall have occurred and be continuing;

                  (iii) owners of at least 66 2/3% of the Outstanding Amount of the Notes shall have consented to such transaction;

                  (iv) the Rating Agency Condition shall have been satisfied with respect to such transaction; and

                  (v) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel addressed to the Issuer, stating that such consolidation or merger and such supplemental indenture comply with the foregoing requirements and shall have no material adverse tax consequences to the Issuer or to any Noteholders or Certificateholders.

                  (b) Except as expressly permitted by this Indenture or the other Basic Documents, the Issuer shall not sell, convey, exchange, transfer or otherwise dispose of any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                  (i) the Person that acquires such properties or assets of the Issuer (A) shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any State and (B) by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee:

                           (1) expressly assumes the due and punctual payment of
                  the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                           (2) expressly agrees that all right, title and
                  interest so sold, conveyed, exchanged, transferred or otherwise disposed of shall be subject and subordinate to the rights of Noteholders;

                           (3) unless otherwise provided in such supplemental
                  indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes; and

                           (4) expressly agrees that such Person (or if a group
                  of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                                                                     EXHIBIT 4.6


                  (iii) owners of at least 66 2/3% of the Outstanding Amount of the Notes shall have consented to such transaction;

                  (iv) the Rating Agency Condition shall have been satisfied with respect to such transaction; and

                  (v) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel addressed to the Issuer, stating that such sale, conveyance, exchange, transfer or disposition and such supplemental indenture comply with the foregoing requirements and shall have no material adverse tax consequence to the Issuer or to any Noteholders or Certificateholders.

                  (c) The Issuer shall not liquidate or dissolve without the consent of owners of at least 66 2/3% of the Outstanding Amount of the Notes.

                  SECTION 3.11 Successor or Transferee.

                  (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                  (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee from the Person acquiring such assets and properties stating the Issuer is to be so released.

                  SECTION 3.12 No Other Business. The Issuer shall not engage in any business or activity other than acquiring and holding the underlying securities and the proceeds therefrom in the manner contemplated by the Basic Documents, issuing the Notes and the Certificates, making payments on the Notes and the Certificates and such other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto, as set forth in Section 2.3 of the Trust Agreement.

                  SECTION 3.13 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness for money borrowed other than indebtedness for money borrowed in respect of the Notes or in accordance with the Basic Documents.

                  SECTION 3.14 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends, of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, of any other interest in, or make any capital contribution to, any other Person.

                  SECTION 3.15 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

                                                                     EXHIBIT 4.6


                  SECTION 3.16 Restricted Payments. Except for payments of principal or interest on or redemption of the Notes, so long as any Notes are Outstanding, the Issuer shall not, directly or indirectly:

                  (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise, in each case with respect to any ownership or equity interest or similar security in or of the Issuer or to the Depositor;

                  (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or similar security; or

                  (c) set aside or otherwise segregate any amounts for any such purpose;

provided however, that the Issuer may make, or cause to be made, distributions to the Indenture Trustee, the Owner Trustee and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, this Indenture or the Trust Agreement. The Issuer shall not, directly or indirectly, make payments to or distributions from the Designated Accounts except in accordance with the Basic Documents.

                  SECTION 3.17 Notice of Events of Default. Within 5 Business Days after the occurrence thereof, the Issuer agrees to give the Indenture Trustee and the Rating Agency prompt written notice of each Event of Default hereunder known to it.

                  SECTION 3.18 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                  SECTION 3.19 Representations and Warranties by the Issuer to the Indenture Trustee. The Issuer hereby represents and warrants to the Indenture Trustee as follows:

                  (a) Good Title. No Collateral Obligation has been sold, transferred, assigned or pledged by the Issuer to any Person other than the Indenture Trustee; immediately prior to the conveyance of the Collateral Obligations pursuant to this Indenture, the Issuer had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this Indenture by the Issuer, the Indenture Trustee shall have all of the right, title and interest of the Issuer in, to and under the Collateral Obligations, the unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien; and

                  (b) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Indenture Trustee a first perfected security interest in the Collateral Obligations shall have been made.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

                  SECTION 4.1 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to: (i) rights of registration of transfer and exchange; (ii) substitution of mutilated, destroyed, lost or stolen Notes; (iii) rights of Noteholders to receive payments of principal thereof and interest thereon; (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13 and 3.19; (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2); and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with

                                                                     EXHIBIT 4.6


the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, if:

                  (a) either:

                           (1) all Notes theretofore authenticated and delivered
                  (other than (A) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.6 and (B) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

                           (2) all Notes not theretofore delivered to the
                  Indenture Trustee for cancellation:

                                    (A) have become due and payable;

                                    (B) shall become due and payable on the
                  Final Scheduled Distribution Date, as appropriate, within one year; or

                                    (C) are to be called for redemption within
                  one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee, in the name and at the expense of the Issuer;

                  and the Issuer, in the case of (A), (B), or (C) of this subsection 4.1(a)(2), has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire unpaid principal of and accrued interest on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the Final Scheduled Distribution Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1(a)), as the case may be;

                  (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                  (c) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  SECTION 4.2 Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Article VIII shall be held in trust and applied by it, in accordance with the provisions of the Notes, the Trust Agreement and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest.

                                                                     EXHIBIT 4.6


                  SECTION 4.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                    ARTICLE V
                              DEFAULT AND REMEDIES

                  SECTION 5.1 Events of Default. For the purposes of this Indenture, "Event of Default" wherever used herein, means any one of the following events:

                  (a) failure to pay interest on any Note as and when the same becomes due and payable, which failure continues unremedied for a period of 5 days; or

                  (b) failure to pay any installment of the principal of any Note as and when the same becomes due and payable, which failure continues unremedied for a period of 5 days; or

                  (c) the impairment of the validity or effectiveness of this Indenture or any grant hereunder, or the subordination, termination or discharge of the Lien of this Indenture, or the release of any Person from any covenants or obligations under this Indenture unless otherwise expressly permitted, or the creation of any Lien with respect to any part of the property subject to the Lien of this Indenture, or any interest in or proceeds of such property, unless otherwise expressly permitted, or the failure of the Lien of this Indenture to constitute a valid first priority security interest in the property subject to the Lien of this Indenture and the continuation of any of such defaults for a period of 30 days after notice to the Issuer by the Trustee or to the Issuer and the Trustee by the holders of at least 25% of the Outstanding Amount of the Notes; or

                  (d) default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere specifically dealt with in this Section 5.1) which failure materially and adversely affects the rights of the Noteholders, and such default shall continue or not be cured, for a period of 60 days after there shall have been given written notice of such failure to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes; or

                  (e) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (f) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of

                                                                     EXHIBIT 4.6


any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

The Issuer shall deliver to the Indenture Trustee, within 5 Business Days after learning of the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.1(c), its status and what action the Issuer is taking or proposes to take with respect thereto.

                  SECTION 5.2 Acceleration of Maturity; Rescission and
Annulment.

                  (a) If an Event of Default, other than an Event of Default as described in Section 5.1(e) or (f), should occur and be continuing, the Indenture Trustee or the Holders of Notes representing not less than 25% of the Outstanding Amount of the Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by the Noteholders) setting forth the Event or Events of Default, and upon any such declaration the unpaid Principal Balance of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. If an Event of Default, as described in
Section 5.1(e) or (f), should occur and be continuing, the Indenture Trustee shall declare all the Notes to be immediately due and payable, and upon any such declaration the unpaid Principal Balance of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

                  (b) Except in the case of an Event of Default as described in 5.1(a), (b), (e) or (f), or any covenant that may only be modified with the consent of all Noteholders, at any time prior to or after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Holders of Notes representing a majority of the Outstanding Amount of the Notes (or if voting rights are allocated in the Series Trust Indenture other than in accordance with the Outstanding Amount of the Notes, holders of a majority of those voting rights), by written notice to the Issuer and the Indenture Trustee, may waive all Defaults set forth in the notice delivered pursuant to all Defaults set forth in the notice delivered pursuant to Section 5.2(a), and rescind and annul such declaration and its consequences; provided, however, that no such rescission and annulment shall extend to or affect any subsequent default or impair any right consequent thereto; and provided, further that if the Indenture Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission and annulment or for any other reason, or shall have been determined adversely to the Indenture Trustee, then and in every such case, the Indenture Trustee, the Issuer and the Noteholders, as the case may be, shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Indenture Trustee, the Issuer and the Noteholders, as the case may be, shall continue as though no such proceedings had been taken.

                  SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

                  (a) The Issuer covenants that if:

                  (i) default is made in the payment of any installment of interest on any Note when the same becomes due and payable, and such default continues unremedied for a period of 5 days after receipt by the Issuer of notice thereof from the Indenture Trustee or receipt by the Issuer and the Indenture Trustee of notice thereof from the Holders of at least 25% of the Outstanding Amount of the Notes; or

                                                                     EXHIBIT 4.6


                  (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, and such default continues unremedied for a period of 5 days after receipt by the Issuer of notice thereof from the Indenture Trustee or receipt by the Issuer and the Indenture Trustee of notice thereof from the holders of at least 25% of the Outstanding Amount of the Notes, the Issuer shall, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the ratable benefit of the Noteholders in accordance with their respective outstanding Principal Balances, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, at the rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

                  (b) If the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

                  (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                  (d) If there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                                                                     EXHIBIT 4.6


                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, if the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made by the Indenture Trustee and each predecessor trustee except as a result of negligence or bad faith.

                  (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, rearrangement, adjustment or composition affecting the Note or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

                  (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

                  SECTION 5.4 Remedies; Priorities.

                  (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may do one or more of the following (subject to Section 5.5):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

                                                                     EXHIBIT 4.6


                  (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Holders of all of the Outstanding Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full the principal of and the accrued interest on the Notes at the date of such sales or liquidation and the Holders of 66 2/3% of the Outstanding Amount of the Notes consent thereto or (C) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of 66 2/3% of the Outstanding Amount of the Notes. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an independent investment banking or accounting firm of national reputation as to the sufficiency of the Trust Estate for such purpose.

                  (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

                  FIRST: to the Indenture Trustee for amounts due under Section 6.7;

                  SECOND: to Noteholders for amounts due and unpaid on the Notes for interest and principal, ratably among all classes of Noteholders, according to the amounts due and payable on such Notes for interest and/or principal; and

                  THIRD: to the Owner Trustee for amounts required to be distributed to the Certificateholders pursuant to the Trust Agreement.

                  The Indenture Trustee may fix a record date and distribution date for any payment to Noteholders pursuant to this Section 5.4. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the distribution date and the amount to be paid.

                  SECTION 5.5 Optional Preservation of the Collateral Obligations. If the Notes have been declared to be due and payable under Section
5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether or not to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not obtain and rely upon an opinion of an independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                  SECTION 5.6 Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                                                                     EXHIBIT 4.6


                  (ii) the Holders of not less than 25% of the Outstanding Principal Balance of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders of Notes or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes. For the protection and enforcement of the provisions of this Section 5.6, each and every Noteholder shall be entitled to such relief as can be given either at law or in equity.

                  If the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

                  SECTION 5.7 Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the Principal Balance, if any, of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment on or after the date such payment is payable, and such right shall not be impaired without the consent of such Holder; provided that the right to institute such a suit shall be denied if and to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver or loss of the Lien of this Indenture upon any property subject to such Lien.

                  SECTION 5.8 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

                  SECTION 5.9 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity

                                                                     EXHIBIT 4.6


or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee of any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

                  SECTION 5.11 Control by Noteholders. The Holders of a majority of the Outstanding Amount of the Notes shall, subject to provisions being made for indemnification against costs, expenses and liabilities in a form satisfactory to the Indenture Trustee, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, however, that:

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

                  (iii) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to Section 5.5, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

                  (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might cause it to incur any liability or might materially adversely affect the rights of any Noteholders not consenting to such action. The Indenture Trustee shall obtain instructions from the Noteholders in connection with any vote, consent or waiver in relation to which it is entitled to vote in respect of any asset forming part of the Trust Estate. The Indenture Trustee shall direct any action or cast any vote as the holder of such asset in proportion to the aggregate outstanding Principal Balance of Notes held by Noteholders that take the corresponding position.

                  SECTION 5.12 Waiver of Past Defaults.

                  (a) Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Holders of not less than a majority of the Outstanding Amount of the Notes may waive any past Default or Event of Default and its consequences except a Default (i) in the payment of principal of or interest on any of the Notes or (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                  (b) Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have

                                                                     EXHIBIT 4.6


been cured and not have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

                  SECTION 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any proceeding for the enforcement of any right or remedy under this Indenture, or in any Proceeding against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such proceeding and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to:

                  (a) any Proceeding instituted by the Indenture Trustee;

                  (b) any Proceeding instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes; or

                  (c) any Proceeding instituted by any Noteholder for the enforcement or the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

                  SECTION 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture. The Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 5.15 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

                  SECTION 5.16 Performance and Enforcement of Certain Collateral Obligations.

                  (a) Promptly following a request from the Indenture Trustee to do so, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Depositor and the obligors on the Collateral Obligations of its and their obligations, respectively, to the Issuer under or in connection with the Trust Agreement, in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Trust Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor and the obligors on the Collateral Obligations thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Depositor and the obligors on the Collateral Obligations on its or their obligations, respectively, under the Trust Agreement.

                                                                     EXHIBIT 4.6


                  (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66 2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Depositor under or in connection with the Trust Agreement, including the right or power to take any action to compel or secure performance or observance by the Depositor of its obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Trust Agreement, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI
                              THE INDENTURE TRUSTEE

                  SECTION 6.1 Duties of Indenture Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default:

                  (i) the Indenture Trustee shall not be liable except for the performance of such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee, and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this Section 6.1(c) does not limit the effect of Section 6.1(b);

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11 or Section 6.16.

                  (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

                  (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds to believe that

                                                                     EXHIBIT 4.6


repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (f) Every provision of this Indenture relating to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

                  (g) Notwithstanding anything to the contrary contained herein or in the Series Trust Indenture, the Indenture Trustee shall not be an Affiliate of the Owner Trustee.

                  SECTION 6.2 Rights of Indenture Trustee.

                  (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the documents.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate, Independent Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate, Independent Certificate or Opinion of Counsel.

                  (c) The Indenture Trustee may execute any of the trusts or powers thereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  SECTION 6.3 Indenture Trustee May Own Notes. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or any of its respective Affiliates with the same rights it would have if it were not Indenture Trustee; provided, however, that the Indenture Trustee shall comply with Sections 6.10 and 6.11. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights.

                  SECTION 6.4 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representations as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate or authentication.

                  SECTION 6.5 Notice of Defaults. If a Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to the Rating Agency and each Noteholder notice of the Default, as required by TIA Section 313(c), within 90 days after such Default occurs. Except in the case of a Default in payment of principal of or interest on any

                                                                     EXHIBIT 4.6


Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice to Noteholders if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

                  SECTION 6.6 Reports by Indenture Trustee.

                  (a) The Indenture Trustee shall deliver to each Noteholder the information and documents set forth in Article VII, and, in addition, all such information with respect to the Notes as may be required to enable such Holder to prepare its federal and state income tax returns.

                  (b) On each Distribution Date, the Indenture Trustee shall prepare a report setting forth the following information with respect to the Interest Accrual Period ending on such Distribution Date: (i) the amount of moneys credited to the Collection Account; (ii) the amount of moneys paid to the Noteholders, Certificateholders, the counterparty to any Swap Agreement, the other parties to any Related Agreement or the other parties to any Credit Enhancement Agreement, and any other related information that may be relevant to the Noteholders or specified in the Series Trust Indenture; and (v) the amount of moneys distributed to the Certificateholders and any other related information that may be relevant to the Noteholders or specified in the Series Trust Indenture. Copies of this report shall be delivered to the Owner Trustee and to the Depositor.

                  SECTION 6.7 Compensation; Indemnity.

                  (a) The Indenture Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Indenture Trustee and the Indenture Trustee hereby acknowledges that such fees have been paid. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse or cause to be reimbursed the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection. In addition to the compensation for its services, such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including attorney's fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend the claim and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer need not reimburse any expense or indemnity against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

                  (b) The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.7 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(e) or (f) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

                  (c) The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.7 shall be satisfied to the extent that funds are available to make such payments after all amounts payable to Noteholders and Certificateholders pursuant to this Indenture and the Trust Agreement shall have been paid, unless otherwise specified in the Series Trust Indenture, and there shall be no recourse to the Issuer for all or any part of any amounts payable pursuant to this Section 6.7 if such funds are at any time insufficient to make all or part of any such payments.

                                                                     EXHIBIT 4.6


                  SECTION 6.8 Replacement of Indenture Trustee.

                  (a) The Indenture Trustee may resign at any time by so notifying the Issuer. The Holders of a majority in Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. Such resignation or removal shall become effective in accordance with Section 6.8(c). The Issuer shall remove the Indenture Trustee if:

                           (1) the Indenture Trustee fails to comply with
                  Section 6.11;

                           (2) the Indenture Trustee is adjudged a bankrupt or
                  insolvent;

                           (3) the Indenture Trustee is or becomes an Affiliate
                  of the Owner Trustee;

                           (4) a receiver or other public officer takes charge
                  of the Indenture Trustee or its property; or

                           (5) the Indenture Trustee otherwise becomes incapable
                  of acting.

                  (b) If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the "retiring Indenture Trustee"), the Issuer shall promptly appoint a successor Indenture Trustee.

                  (c) A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

                  (d) If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of the Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (e) If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                  (f) Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the Issuer's and the Depositor's obligations under
Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

                  SECTION 6.9 Merger or Consolidation of Indenture Trustee.

                  (a) Any corporation into which the Indenture Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to the corporate trust business or the Indenture Trustee, shall be the successor of the Indenture Trustee under this Indenture; provided, however, that such corporation shall be eligible under the provisions of Section 6.11, without the

                                                                     EXHIBIT 4.6


execution or filing of any instrument or any further act on the part of any of the parties to this Indenture, anything in this Indenture to the contrary notwithstanding.

                  (b) If at any time such successor or successors by merger or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee. In all such cases such certificate of authentication shall have the same full force as is provided anywhere in the Notes or herein with respect to the certificate of authentication of the Indenture Trustee.

                  SECTION 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

                  (a) Notwithstanding any other provision of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Issuer may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Indenture Trustee, or as separate trustee or trustees, of all or any part of the Issuer, and to vest in such Person or Persons in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of

                                                                     EXHIBIT 4.6


appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Each such instrument shall be filed with the Indenture Trustee.

                  (d) Any separate trustee or co-trustee may at any time appoint the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 6.11 Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee shall at all times be a bank, trust company or corporation which (i) is organized and doing business under the laws of any State or the United States; (ii) is authorized under such laws to exercise corporate trust powers; (iii) has a combined capital and surplus of at least $50,000,000; (iv) is subject to supervision or examination by federal or state authority; (v) has (or has a parent which has) a long-term unsecured debt rating of at least BBB-by Standard & Poor's and at least Baa3 by Moody's Investors Service, Inc (or such other rating as may be specified in the Series Trust Indenture) or the equivalent rating thereof by the Rating Agency. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 6.11, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.11, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.8. The Indenture Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

                  SECTION 6.12 Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent required by TIA Section 311(a).

                  SECTION 6.13 Representations and Warranties of Indenture Trustee. The Indenture Trustee represents and warrants as of the Closing Date that:

                  (a) the Indenture Trustee is an entity of the type set forth in the Series Trust Indenture and is duly organized, validly existing and in good standing under the laws of the State of its organization, as set forth in the Series Trust Indenture;

                  (b) the Indenture Trustee has full power, authority and legal right to execute, deliver and perform this Indenture, and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture;

                  (c) the execution, delivery and performance by the Indenture Trustee of this Indenture (i) does not violate any provision of any law or regulation governing the banking and trust powers of the Indenture Trustee or any order, writ, judgment or decree of any court, arbitrator, or governmental authority applicable to the Indenture Trustee or any of its assets, (ii) does not violate any provision of the corporate charter or by-laws of the Indenture Trustee, or (iii) does not violate any

                                                                     EXHIBIT 4.6


provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Issuer pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or Lien could reasonably be expected to have a materially adverse effect on the Indenture Trustee's performance or ability to perform its duties under this Indenture or on the transactions contemplated in this Indenture;

                  (d) the execution, delivery and performance by the Indenture Trustee of this Indenture does not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of the Indenture Trustee; and

                  (e) this Indenture has been duly executed and delivered by the Indenture Trustee and constitutes the legal, valid and binding agreement of the Indenture Trustee, enforceable in accordance with its terms.

                  SECTION 6.14 Indenture Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Noteholders in respect of which such judgment has been obtained.

                  SECTION 6.15 Suit for Enforcement. If an Event of Default shall occur and be continuing, the Indenture Trustee in its discretion may, subject to the provisions of Section 6.1, proceed to protect and enforce its rights and the rights of the Noteholders under this Indenture by Proceeding whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the enforcement of any other legal, equitable or other remedy as the Indenture Trustee, being advised by counsel, shall deem most effective to protect and enforce any of the rights of the Indenture Trustee or the Noteholders.

                  SECTION 6.16 Rights of Noteholders to Direct Indenture Trustee. Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided, however, that subject to Section 6.1, the Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Indenture Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would be illegal or subject it to personal liability or be unduly prejudicial to the rights of Noteholders not parties to such direction; and provided, further, that nothing in this Indenture shall impair the right of the Indenture Trustee to take any action deemed proper by the Indenture Trustee and which is not inconsistent with such direction by the Noteholders.

                                   ARTICLE VII
                         NOTEHOLDERS' LISTS AND REPORTS

                  SECTION 7.1 Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. Unless otherwise furnished to the Indenture Trustee pursuant to the Trust Agreement, the Issuer shall furnish or cause to be furnished to the Indenture Trustee (a) not more than 5 days before each Distribution

                                                                     EXHIBIT 4.6


Date, and at such times as the Indenture Trustee may request in writing, a list, in such form as the Indenture Trustee may reasonably require, to the extent such information is in the possession or control of the Owner Trustee or any of its agents, of the names and addresses of the Noteholders as of the most recent Record Date, provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished. If the Indenture Trustee is the Note Registrar, upon written request by the Owner Trustee, the Indenture Trustee shall furnish or cause to be furnished to the Owner Trustee, within 15 days after receipt of such request, a list, in such form as the Owner Trustee may reasonably require, of the names and addresses of the Noteholders as of the most recent Record Date. Each Noteholder, by receiving and holding a Note, shall be deemed to have agreed not to hold any of the Issuer, the Owner Trustee or the Indenture Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                  SECTION 7.2 Preservation of Information, Communications to Noteholders.

                  (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

                  (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes, and the Indenture Trustee shall take such action, from time to time, as may be required by the provisions of TIA Section 312(b).

                  (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

                           SECTION 7.3 Reports by Issuer.

                  (a)      The Issuer shall:

                  (i) unless filed on its behalf with the Commission by the Depositor pursuant to the Trust Agreement, prepare and file with the Commission in accordance with rules and regulation prescribed by the Commission, and in any event file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe), if any, which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) unless filed on its behalf by the Depositor with the Commission pursuant to the Trust Agreement, prepare and file with the Commission in accordance with rules and regulation prescribed by the Commission, and in any event file with the Indenture Trustee, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required by the Commission from time to time by such rules and regulations (including, without limitation, TIA Section 314(a)); and

                  (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA
         Section 313(c), in the manner and to the extent provide therein) such summaries of any information, documents and reports required to be filed by the

                                                                     EXHIBIT 4.6


         Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end, each year, on the date specified in the Series Trust Indenture.

                  SECTION 7.4 Reports by Indenture Trustee. If required by TIA
Section 313(a), within 60 days after December 31 of each year, the Indenture Trustee shall mail to (i) each Noteholder as required by TIA Section 313(c),
(ii) the Owner Trustee and (iii) the Depositor, a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b). A copy of any report delivered pursuant to this
Section 7.4 shall, at the time of its mailing to Noteholders, the Owner Trustee and the Depositor, be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange. Within 60 days after on or before December 31 of each year, the Indenture Trustee shall deliver to the Issuer an annual statement signed by two officers of the Indenture Trustee to the effect that the Indenture Trustee has fulfilled its obligations under the Indenture throughout the preceding year with respect to the Notes.

                                  ARTICLE VIII
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

                  SECTION 8.1 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

                  SECTION 8.2 Designated Accounts. On or prior to the Closing Date, the Issuer shall cause the following accounts to be established and maintained, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificateholders:

                  (a) a Collateral Account;

                  (b) a Collection Account; and

                  (c) such other accounts as may be specified in the Series Trust Indenture or as may be determined by the Indenture Trustee as appropriate for the protection of any of the beneficiaries hereof.

                  Each of the Designated Accounts shall be a segregated account with the corporate trust department of the Indenture Trustee which is identified and held separate and apart from the general assets of the Indenture Trustee, and which contains only property held by the Indenture Trustee as fiduciary, of a trust company or corporation with trust powers organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating

                                                                     EXHIBIT 4.6


Agency in one of its generic rating categories which signifies investment grade (or such higher rating as may be specified in the Series Trust Indenture).

                  SECTION 8.3 The Collateral Account. The Indenture Trustee shall credit to the Collateral Account all of the Collateral Obligations and all its rights under the Collateral Obligations.

                  SECTION 8.4 Application of Funds. The Indenture Trustee shall credit to the Collection Account all moneys received in respect of, and all proceeds of, the Collateral Obligations. On the next succeeding Distribution Date, the Indenture Trustee shall apply moneys held in the Collection Account in the following order of priority:

                  (a) On each Obligations Payment Date, the Indenture Trustee, on behalf of the Owner Trustee, shall (i) withdraw from the Collection Account such amounts as are necessary to satisfy the expenses and fees of the Indenture Trustee and the Owner Trustee as provided herein, and the other expenses of the Issuer, to the extent not paid by the Depositor pursuant to Section 7.10 of the Trust Agreement, (ii) withdraw from the Collection Account and, if appointed as the Paying Agent under the Trust Agreement, remit first to the Swap Counterparty, then to the counterparty to any Related Agreement, and then to the counterparty to any Credit Enhancement Agreement (in accordance with any priority of payment set forth in the Series Trust Indenture), any amounts due to such Person from the Issuer on such date pursuant to the terms of the Swap Agreement, the relevant Related Agreement or the relevant Credit Enhancement Agreement (net of amounts due to the Issuer from such Person on such date), and otherwise remit the aggregate of such amounts to the Owner Trustee, and (iii) retain in the Collection Account any amounts due to the Issuer and received from such Person on such date pursuant to the terms of the Swap Agreement, the relevant Related Agreement or the relevant Credit Enhancement Agreement.

                  (b) On each Distribution Date and Redemption Date, the Indenture Trustee shall, after paying any amounts due under the Swap Agreement, any Related Agreement or any Credit Enhancement Agreement, as provided in
Section 8.4(a), (i) pay the Noteholders, in accordance with this Indenture, all amounts due and payable to Noteholders on the respective Class of Notes, and then (ii) if appointed as the Paying Agent under the Trust Agreement, on behalf of the Owner Trustee, distribute from the Collection Account to the Certificateholders, on a pro rata basis, all amounts then remaining on deposit in the Collection Account, and otherwise remit the aggregate of such amounts to the Owner Trustee provided that any payments which the Indenture Trustee has received in respect of the Swap Agreement, any Related Agreement or any Credit Enhancement Agreement by 3:00 p.m. (New York City time) on the Distribution Date will be distributed on the Distribution Date, and any payments received after 3:00 p.m. on the Distribution Date will be distributed on the next Business Day, and such delayed payments shall not include any additional interest.

                  (c) The Indenture Trustee shall be entitled to rely on a certificate of the Trustee or the Calculation Agent, if applicable, for the amount of any payments to be paid or received by the Issuer under the Swap Agreement, any Related Agreement or Credit Enhancement Agreement or paid by the Issuer on the Certificates, which the Trustee or the Calculation Agent, if applicable, shall provide at least 2 Business Days prior to each Obligations Payment Date, Distribution Date and Redemption Date, respectively.

                  (d) Notwithstanding the foregoing Sections 8.4(a) to (c), in the event of an event described in Section 10.3(a) of this Indenture, funds shall be applied by the Indenture Trustee in accordance with Sections 10.3 of this Indenture Agreement and not this Section 8.4.

                                                                     EXHIBIT 4.6


                  (f) The amount of any withholding tax imposed with respect to a Noteholder pursuant to Section 3.3(c)(v) shall be treated as cash distributed to such Noteholder at the time it is withheld by the Indenture Trustee and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a Noteholder that is a non-U.S. Person), the Indenture Trustee may in its sole discretion withhold such amounts in accordance with Section 3.3(c)(v). If a Noteholder wishes to apply for a refund of any such withholding tax, the Indenture Trustee shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Indenture Trustee for any out-of-pocket expenses incurred. The Indenture Trustee shall not be liable to any Person for withholding or failing to withhold any such withholding tax.

                  (g) If the Indenture Trustee has received any amount from any Person in respect of distributions of interest on the Collateral Obligations and such Person is entitled to require and requires, that the Indenture Trustee repay such amounts, the Indenture Trustee shall have the right to reimbursement of any such amounts, from the Noteholders with respect to any such amounts distributed to Noteholders and shall, to the extent provided for in favor of the Issuer under the Swap Agreement, any Related Agreement or any Credit Enhancement Agreement, seek reimbursement of any such amounts from the relevant party under such agreement, including in each case any amounts payable to Noteholders or Certificateholders pursuant to Section 10.3 below.

                  (h) Notwithstanding any other provisions in this Indenture, the right of any Noteholder to receive payment of principal of and interest on a Note on or after their due dates, and to institute suit for the enforcement of any such payment on or after the date such payment is payable, shall not be impaired without the consent of such Noteholder.

                  SECTION 8.5 Release of Trust Estate.

                  (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may and when required by the provisions of this Indenture shall execute instruments to release property from the Lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are consistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (b) The Indenture Trustee shall at such time as there are no Notes Outstanding and all sums due to the Indenture Trustee pursuant to Section
6.7 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the Lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Designated Accounts. The Indenture Trustee shall release property from the Lien of this Indenture pursuant to this Section 8.5(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

                  SECTION 9.1 Supplemental Indentures Without Consent of Noteholders.

                  (a) Without the consent of the Noteholders but with prior notice to the Rating Agency, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from

                                                                     EXHIBIT 4.6


time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject additional property to the Lien of this Indenture;

                  (ii) to evidence the succession, in compliance with Section
         3.10 and the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the Notes contained;

                  (iii) to add to the conditions, limitations and restrictions on terms of the Notes and to the covenants of the Issuer, for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture;

                  (vi) to make any amendment necessary or desirable to maintain the federal income tax status of the issuer;

                  (vii) to evidence and provide for the acceptance of appointment by a successor trustee with respect to the Notes;

                  (viii) to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI;

                  (ix) to amend the provisions of this Indenture relating to authentication and delivery of a series; or

                  (x) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the Indenture Trustee's qualification or the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA, and the Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Issuer (subject to the terms of the Trust Agreement) and the Indenture Trustee, when authorized by an Issuer Order, may without the consent of any of the Noteholders, but with prior notice to the Rating Agency, at any time and from time to time, add any provisions to, or change in any manner or eliminate any of the provisions of, this Indenture or modify in any manner the rights of the Noteholders under this Indenture with respect to matters or questions arising under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Noteholder.

                                                                     EXHIBIT 4.6


                  SECTION 9.2 Supplemental Indenture With Consent of
Noteholders.

                  (a) The Issuer (subject to the terms of the Trust Agreement) and the Indenture Trustee, when authorized by an Issuer Order, may with prior notice to the Rating Agency and with the consent of the Holders of not less than a majority of the Outstanding Amount of each class of Notes affected (by Act of such Noteholders delivered to the Issuer and the Indenture Trustee), enter into an indenture or indentures supplemental hereto for the purpose of adding any provision to, or changing in any manner or eliminating any of the provision of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                  (i) change the date of distribution of any installment of principal of or interest on any Note, or reduce the Principal Balance thereof, the interest applicable thereto or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate, or to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provision of this Indenture requiring the application of funds available therefor, as provided in
         Article V, to the payment of any such amount due on the Notes on or after the respective due date thereof (or, in the case of redemption, on or after the Redemption Date);

                  (ii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.4 if the proceeds of such sale would be insufficient to pay the Principal Balance of and accrued but unpaid interest on the Outstanding Notes;

                  (v) reduce the percentage of the Outstanding Amount of the Notes required to amend the sections of this Indenture which specify the aggregate Principal Balance of the Notes necessary to amend this Indenture or the Basic Documents;

                  (vi) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the Lien of this Indenture on any property at any time subject hereto or deprive any Noteholder of the security provided by the Lien of this Indenture; or

                  (vii) modify any of the provisions of this Indenture if the modification affects the calculation of the amount of any payment of interest or principal due and payable on any Note on any Distribution Date or affects the rights of the Noteholders of any Class to the benefit of any provisions for the mandatory redemption of Notes of that Class.

                  (b) The Indenture Trustee may in its discretion determine whether or not any Notes would be affected (such that the consent of the Holder of each would be required) by any supplemental

                                                                     EXHIBIT 4.6


indenture proposed pursuant to this Section 9.2, and any such determination shall be conclusive upon all the Noteholders, whether authenticated and delivered thereunder before or after the date upon which such supplemental indenture becomes effective. The Indenture Trustee shall not be liable for any such determination made in good faith.

                  (c) It shall be sufficient if an Act of Noteholders approves the substance, but not the form, of any proposed supplemental indenture.

                  (d) Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.2, the Indenture Trustee shall mail to the Rating Agency and the Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 9.3 Execution of Supplemental Indentures. In executing or permitting the additional trusts created by any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

                  SECTION 9.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 9.5 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the TIA as then in effect.

                  SECTION 9.6 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                    ARTICLE X
                               REDEMPTION OF NOTES

                  SECTION 10.1 Redemption.

                  (a) If any or all of the Collateral Obligations of any issue underlying redeemable Notes are redeemed in whole or in part on the First Call Date, and upon actual receipt by the Indenture

                                                                     EXHIBIT 4.6


Trustee of notice of such redemption or upon publication to that effect in The Bond Buyer, the Wall Street Journal or The New York Times, each of which the Indenture Trustee shall review on a regular basis, the Indenture Trustee shall, in accordance with the provisions of this Article X, redeem a Principal Balance of Notes equal to the Principal Balance of the Collateral Obligations of such issue then being redeemed. In the absence of the actual notice or publication described in this Section 10.1, the Indenture Trustee shall be under no obligation to effect the redemption required by this Section 10.1.

                  (b) In the event of such a redemption of Notes, the Indenture Trustee shall deposit amounts received in respect of the underlying Collateral Obligations in the Collection Account. Within 15 days of the receipt of funds in the Collection Account, the Indenture Trustee shall redeem an aggregate Principal Balance of Notes equal to the product of (x) the Outstanding Amount of Notes and (y) a fraction the numerator of which is the aggregate Principal Balance of the Collateral Obligations being redeemed by the issuer thereof and the denominator of which is the aggregate Principal Balance of the Collateral Obligations included in the Trust Estate.

                  (c) If the assets of the Issuer are sold pursuant to Section
8.2 of the Trust Agreement, all amounts on deposit in the Collection Account (or such other account as may have been created by the Indenture Trustee for payment of amounts to the Noteholders) previously allocated for payment to the Noteholders shall be paid to the Noteholders. If amounts are to be paid to Noteholders pursuant to this Section 10.1(c), the Issuer shall, or procure that the Depositor shall, to the extent practicable, furnish notice of such event to the Indenture Trustee not later than 25 days prior to the Redemption Date, whereupon all such amounts shall be payable on the Redemption Date.

                  SECTION 10.2 Notice of Redemption. Notice of redemption shall be given by the Indenture Trustee to each Noteholder of any Note to b6+e redeemed within 30 days after notice of redemption of the underlying Collateral Obligations has been given by the issuer, trustee or paying agent of or for the Collateral Obligations, as the case may be (but not less than 15 days prior to the redemption date); provided, however, that the Indenture Trustee shall not be required to give any notice of redemption less than 3 Business Days after the date it receives notice of such redemption. All notices of redemption shall be mailed to each Noteholder at such Noteholder's last address on the Note Register and shall state the Redemption Date, the amount payable on such date, the place at which Notes are to be surrendered for payment and that interest on amounts redeemed will cease to accrue.

                  Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Noteholder shall not impair or affect the validity of the redemption of any other Note.

                  SECTION 10.3 Liquidation of Collateral Obligations Upon Certain Events.

                  (a) In addition to any event that will result in a Redemption Date occurring, upon the occurrence of a Trust Liquidation Event the Indenture Trustee shall, upon receipt of notice thereof from the Owner Trustee, or upon the Indenture Trustee obtaining actual knowledge of any occurrence of a Trust Liquidation Event, promptly give notice of such occurrence to the Noteholders.

                  (b) Upon the occurrence of a Trust Liquidation Event, the Indenture Trustee shall, subject to the rights of the Noteholders set forth herein, cause the Trust Assets to be liquidated in the manner required by the Owner Trustee. The proceeds of such liquidation shall be credited to the Collection Account and the Indenture Trustee shall:

                           (i) on behalf of the Owner Trustee, (A) withdraw from the Collection Account such amounts as are necessary to satisfy the expenses of the Issuer, to the extent not paid

                                                                     EXHIBIT 4.6


         by the Depositor pursuant to Section 7.10 of the Trust Agreement, and
         (B) withdraw from the Collection Account and if appointed as the Paying Agent under the Trust Agreement, remit first to the Swap Counterparty, then to the counterparty to any Related Agreement, and then to the counterparty to any Credit Enhancement Agreement (in accordance to any priority of payments specified in the Series Trust Indenture), any amounts due to such Person from the Issuer on such date pursuant to the terms of the Swap Agreement, the relevant Related Agreement or the relevant Credit Enhancement Agreement (net of amounts due to the Issuer from such Person on such date), and otherwise remit the aggregate of such amounts to the Owner Trustee, and (iii) retain in the Collection Account any amounts due to the Issuer and received from such Person on such date pursuant to the terms of the Swap Agreement, the relevant Related Agreement or the relevant Credit Enhancement Agreement.

                           (ii) after paying any amounts due under the Swap Agreement, any Related Agreement or any Credit Enhancement Agreement as provided in Section 10.3(b)(i) above, (A) pay the Noteholders, in accordance with this Indenture, all amounts due in respect of the respective Class of Notes, and then (B) if appointed as the Paying Agent under the Trust Agreement, on behalf of the Owner Trustee distribute from the Collection Account to the Certificateholders, on a pro rata basis, all amounts then remaining on deposit in the Collection Account, and otherwise remit the aggregate of such amounts to the Owner Trustee.

                  (c) The proceeds and the timing of the sale of the Collateral Obligations by the Indenture Trustee on behalf of the Owner Trustee shall be at the risk of the Swap Counterparty, the counterparty to any Related Agreement or any Credit Enhancement Agreements, the Owner Trustee, the Noteholders and the Certificateholders and without recourse to the Indenture Trustee, who shall execute such sales based on advice obtained pursuant to Section 10.3(d) below and apply the proceeds of the sale as set forth in Section 10.3(b).

                  (d) For purposes of any determinations required by this
Section 10.3, including (i) the making of any Market Quotation determination or Loss determination by the Indenture Trustee under the Swap Agreement and (ii) advice on the pricing and timing of sales of the Collateral Obligations, the Indenture Trustee shall be entitled to receive and conclusively rely on the instructions of the Owner Trustee or any Calculation Agent and certifications provided by an investment bank selected in good faith and in a reasonable manner by the Indenture Trustee and will not be subject to any liability for such reliance thereon.

                                   ARTICLE XI
                                  MISCELLANEOUS

                  SECTION 11.1 Compliance Certificates and Opinions, etc.

                  (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under the provisions of this Indenture, the Issuer shall furnish to the Indenture Trustee: (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in his or her opinion such conditions precedent have been complied with, and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                                                                     EXHIBIT 4.6


                  (i) a statement that such signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the judgment of each such signatory, such signatory has made such examination or investigations as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                  (b) (i) Prior to the deposit with the Indenture Trustee of any Collateral Obligations or other property or securities that is to be made the basis for the release of any property or securities subject to the Lien of this Indenture, the Issuer shall, in addition to the obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral Obligations or other property or securities to be so deposited and as to the fair value to the Issuer of the Collateral Obligations or other property or securities to be so released, each in compliance with TIA Section 314(d).

                  (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion described in clause (b)(i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the Certificates delivered pursuant clause (i) above and this clause (b)(ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

                  (iii) Whenever any property or securities are to be released from the Lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signatory thereof as to the matters described in clause
         (b)(iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the Lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (b)(iii) above and this clause (b)(iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

                                                                     EXHIBIT 4.6


                  (v) Notwithstanding Section 2.10 or any other provision of this Section 11.1, the Issuer may make cash payments out of the Designated Accounts to the extent permitted or required by the Basic Documents.

                  SECTION 11.2 Form of Documents Delivered to Indenture Trustee.

                  (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons may certify or give an opinion as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  (b) Any certificate or opinion of an Authorized Officer of the Issuer or Authorized Signatory of the Owner Trustee may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which the certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Authorized Signatory or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Depositor or the Issuer, stating that the information with respect to such factual matters is in the possession of the Depositor or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that such certificate or opinion or representations with respect to such matters are erroneous.

                  (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  (d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                  SECTION 11.3 Acts of Noteholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.3.

                                                                     EXHIBIT 4.6


                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholders shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                  SECTION 11.4 Notices, etc., to Indenture Trustee, Issuer and Rating Agency. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

                  (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trustee Office, or

                  (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and either sent by electronic facsimile transmission (with hard copy to follow via first class mail) or mailed, by certified mail, return receipt requested to the Issuer and the Owner Trustee, care of the Owner Trustee at its Corporate Trust Office, with copies to the address or addresses set forth in the Series Trust Indenture, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer.

The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Issuer.

                  (c) Notices required to be given to the Rating Agency by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, sent by electronic facsimile transmission (with hard copy to follow via first class mail) or mailed by certified mail, return receipt requested to the address set forth in the Series Trust Indenture or at such other address as shall be designated by written notice to the other parties.

                  SECTION 11.5 Notices to Noteholders; Waiver.

                  (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if it is in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. If notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

                  (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the

                                                                     EXHIBIT 4.6


Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                  (d) Where this Indenture provides for notice to the Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstances constitute an Event of Default.

                  SECTION 11.6 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

                  SECTION 11.7 Conflict with Trust Indenture Act.

                  (a) If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

                  (b) The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                  SECTION 11.8 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 11.9 Successors and Assigns.

                  (a) All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not.

                  (b) All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors and assigns, whether so expressed or not.

                  SECTION 11.10 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

                  SECTION 11.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other person with an ownership


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                                                                     EXHIBIT 4.6


interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 11.12 Legal Holidays. If the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                  SECTION 11.13 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 11.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 11.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

                  SECTION 11.16 No Recourse. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against:

                  (i) the Indenture Trustee or the Owner Trustee in its individual capacity;

                  (ii) any owner of a beneficial interest in the Issuer; or

                  (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

                  SECTION 11.17 No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note issued hereunder, hereby covenant and agree that they shall not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Notes pursuant to Section 4.1, acquiesce, petition or otherwise invoke or cause the Depositor or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a


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
                                                                     EXHIBIT 4.6


case against the Depositor or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor or the Issuer.


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